UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:	April 22, 2010
(Date of earliest event reported)

A. M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 North Wolf Road Franklin Park, Illinois 60131
(Address of principal executive offices)

Registrant's telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Non-Employee Directors Compensation Program

On April 22, 2010, upon recommendation of the Human Resources Committee of the Board of Directors of A. M. Castle & Co. (the “Company”), the board approved the following changes to the Company’s non-employee director compensation program, effective as of May 1, 2010:  (i) increase the annual cash retainer for each director to $60,000; (ii) increase the additional annual cash retainer for the Chairman of the Board to $40,000; and (iii) increase the additional annual cash retainer for the Human Resources Committee chairman to $7,500.

The board also approved an increase in the amount of the annual restricted stock grant to non-employee directors to $70,000, effective April 22, 2010.  The number of shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) to be received in the grant of restricted stock is based on the closing price per share of Common Stock on the date such grant is made.

No other changes to the annual compensation program for non-employee directors were made. The program as so revised is shown below.

Annual cash retainer for each non-employee director	$60,000
Additional annual cash retainer for chair of Governance committee	$5,000
Additional annual cash retainer for chair of Human Resources committee	$7,500
Additional annual cash retainer for chair of Audit committee	$10,000
Additional annual cash retainer for Board chairman	$40,000
Annual restricted stock award	$70,000

Non-Employee Directors Restricted Stock Award Agreement

Pursuant to the compensation arrangement described above, the Board of Directors of the Company approved a grant of restricted stock to each non-employee director on April 22, 2010, the date on which the Company held its 2010 annual meeting of stockholders.  The grants were made under the Company’s 2008 Restricted Stock, Stock Option and Equity Compensation Plan and evidenced by a Restricted Stock Award Agreement.  A copy of the form of Restricted Stock Award Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.02.  Results of Operations and Financial Conditions.

In accordance with General Instruction B.2 to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The information regarding the results of operations and financial condition of the Company for the first quarter ended March 31, 2010, responsive to this Item 2.02, and contained in Exhibit 99.1 filed herewith, is incorporated into this Item 2.02 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its annual shareholders' meeting on April 22, 2010. At the annual meeting, our shareholders (i) elected each of the persons listed below to serve as a director of the Company for a term that will continue until the next annual meeting of shareholders or until his or her successor has been duly elected and qualified, and (ii) ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2010.

The tabulation of votes for each proposal is as follows:

Proposal 1: Election of Directors

Nominee	Votes For	Withheld Authority	Votes Abstained

Brian P. Anderson	19,521,714.68	74,191.20	1,551,219.00
Thomas A. Donahoe	19,520,084.88	75,821.00	1,551,219.00
Ann M. Drake	19,518,240.54	77,665.34	1,551,219.00
Michael H. Goldberg	19,422,837.17	173,068.71	1,551,219.00
William K. Hall	19,260,660.66	335,245.22	1,551,219.00
Robert S. Hamada	19,357,561.88	238,344.00	1,551,219.00
Patrick J. Herbert, III	17,754,220.01	1,841,685.87	1,551,219.00
Terrence J. Keating	19,521,932.22	73,973.66	1,551,219.00
Pamela Forbes Lieberman	19,520,231.64	75,674.24	1,551,219.00
John McCartney	19,378,526.12	217,379.76	1,551,219.00
Michael Simpson	19,177,719.31	418,186.57	1,551,219.00

Proposal 2: To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm.

Votes For	21,012,335.44
Votes Against	128,202.99
Votes Abstained	6,586.45

Item 7.01. Regulation FD Disclosure.

On April 22, 2010, upon the recommendation of the Governance Committee, the board made a variety of membership changes to its committees, effective April 23, 2010, including:

The board appointed Brian P. Anderson to serve as non-executive board chairman.  Mr. Anderson has served on the Company’s board as an independent director since 2005 and as chairman of the Audit Committee since 2006.  In connection with the board appointments, Mr. Anderson will no longer serve as a member of the Audit Committee.

The Company's former board chair, John McCartney, who served in that capacity since 2007 and was a member of the Governance Committee, will remain a member of the Board of Directors and was appointed to the Audit Committee.  Mr. McCartney will no longer serve as a member of the Governance Committee.

Thomas A. Donahoe, an independent director and a member of the board’s Audit Committee since 2005, assumed the chairmanship of the Audit Committee and was appointed to the board’s Governance Committee.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhbit
Number	Description
10.1	Form of Non-Employee Director Restricted Stock Award Agreement

99.1	A. M. Castle & Co. Press Release, dated April 27, 2010

Cautionary Statement on Risks Associated with Forward Looking Statements
Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements, including those risk factors identified in Item 1A “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.   All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above.  Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. M. CASTLE & CO.

April 27, 2010	By:	/s/ Robert J. Perna
Robert J. Perna
Vice President, General Counsel & Secretary